Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	12/31/2023	9/30/2023	12/31/2022
Assets
Loans	$112,606	$115,544	$119,394
Loans held for sale	483	730	963
Securities available for sale	37,185	35,839	39,117
Held-to-maturity securities	8,575	8,853	8,710
Trading account assets	1,142	1,325	829
Short-term investments	10,817	7,871	2,432
Other investments	1,244	1,356	1,308
Total earning assets	172,052	171,518	172,753
Allowance for loan and lease losses	(1,508)	(1,488)	(1,337)
Cash and due from banks	941	766	887
Premises and equipment	661	649	636
Goodwill	2,752	2,752	2,752
Other intangible assets	55	65	94
Corporate-owned life insurance	4,383	4,381	4,369
Accrued income and other assets	8,601	8,843	9,223
Discontinued assets	344	365	436
Total assets	$188,281	$187,851	$189,813

Liabilities
Deposits in domestic offices:
Interest-bearing deposits	114,859	112,581	101,761
Noninterest-bearing deposits	30,728	31,710	40,834
Total deposits	145,587	144,291	142,595
Federal funds purchased and securities sold under repurchase agreements	38	43	4,077
Bank notes and other short-term borrowings	3,053	3,470	5,386
Accrued expense and other liabilities	5,412	5,388	4,994
Long-term debt	19,554	21,303	19,307
Total liabilities	173,644	174,495	176,359

Equity
Preferred stock	2,500	2,500	2,500
Common shares	1,257	1,257	1,257
Capital surplus	6,281	6,254	6,286
Retained earnings	15,672	15,835	15,616
Treasury stock, at cost	(5,844)	(5,851)	(5,910)
Accumulated other comprehensive income (loss)	(5,229)	(6,639)	(6,295)
Key shareholders’ equity	14,637	13,356	13,454
Noncontrolling interests	—	—	—
Total equity	14,637	13,356	13,454
Total liabilities and equity	$188,281	$187,851	$189,813

Common shares outstanding (000)	936,564	936,161	933,325

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Twelve months ended
	12/31/2023	9/30/2023	12/31/2022	12/31/2023	12/31/2022
Interest income
Loans	$1,574	$1,593	$1,347	$6,219	$4,241
Loans held for sale	12	19	20	61	56
Securities available for sale	213	192	195	793	752
Held-to-maturity securities	78	79	64	312	213
Trading account assets	13	15	10	55	31
Short-term investments	138	123	48	414	97
Other investments	22	22	11	73	22
Total interest income	2,050	2,043	1,695	7,927	5,412
Interest expense
Deposits	754	687	186	2,322	279
Federal funds purchased and securities sold under repurchase agreements	—	9	16	79	41
Bank notes and other short-term borrowings	45	81	54	308	90
Long-term debt	330	351	219	1,305	475
Total interest expense	1,129	1,128	475	4,014	885
Net interest income	921	915	1,220	3,913	4,527
Provision for credit losses	102	81	265	489	502
Net interest income after provision for credit losses	819	834	955	3,424	4,025
Noninterest income
Trust and investment services income	132	130	126	516	526
Investment banking and debt placement fees	136	141	172	542	638
Service charges on deposit accounts	65	69	71	270	350
Operating lease income and other leasing gains	22	22	24	92	103
Corporate services income	67	73	89	302	372
Cards and payments income	84	90	85	340	341
Corporate-owned life insurance income	36	35	33	132	132
Consumer mortgage income	11	15	9	51	58
Commercial mortgage servicing fees	48	46	42	190	167
Other income	9	22	20	35	31
Total noninterest income	610	643	671	2,470	2,718
Noninterest expense
Personnel	674	663	674	2,660	2,566
Net occupancy	65	67	72	267	295
Computer processing	92	89	82	368	314
Business services and professional fees	44	38	60	168	212
Equipment	24	20	20	88	92
Operating lease expense	18	18	22	77	101
Marketing	31	28	31	109	123
Intangible asset amortization	—	—	—	—	—
Other expense	424	187	195	997	707
Total noninterest expense	1,372	1,110	1,156	4,734	4,410
Income (loss) from continuing operations before income taxes	57	367	470	1,160	2,333
Income taxes	(8)	65	76	196	422
Income (loss) from continuing operations	65	302	394	964	1,911
Income (loss) from discontinued operations, net of taxes	—	1	—	3	6
Net income (loss)	65	303	394	967	1,917
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$65	$303	$394	$967	$1,917

Income (loss) from continuing operations attributable to Key common shareholders	$30	$266	$356	$821	$1,793
Net income (loss) attributable to Key common shareholders	30	267	356	824	1,799
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.03	$.29	$.38	$.88	$1.94
Income (loss) from discontinued operations, net of taxes	—	—	—	—	.01
Net income (loss) attributable to Key common shareholders (a)	.03	.29	.38	.89	1.94
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.03	$.29	$.38	$.88	$1.92
Income (loss) from discontinued operations, net of taxes	—	—	—	—	.01
Net income (loss) attributable to Key common shareholders (a)	.03	.29	$.38	.88	1.93

Cash dividends declared per common share	$.205	$.205	$.205	$.82	$.79

Weighted-average common shares outstanding (000)	927,517	927,131	924,974	927,217	924,363
Effect of common share options and other stock awards	6,529	4,613	8,750	5,542	8,696
Weighted-average common shares and potential common shares outstanding (000) (b)	934,046	931,744	933,724	932,759	933,059

(a)Earnings per share may not foot due to rounding.
(b)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.